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                                                                    EXHIBIT 10.9




                          APACHE MEDICAL SYSTEMS, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT



     APACHE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to CLEVELAND CLINIC FOUNDATION ("CCF"), an option to purchase a total of one hundred eighty-eight thousand (188,000) shares (the "Shares") of Common Stock of the Company, at the price provided herein.

     1. Permitted Assignment to Clinician(s). The right to exercise this Option with respect to certain of the Shares may be assigned at any time hereafter and from time to time by CCF to F. George Estafanous, M.D., Thomas L. Higgins, M.D. and/or Norman J. Starr, M.D. (individually, a "Clinician" and collectively, the "Clinicians"), in the amounts set forth in Exhibit B, by delivering written notice, signed by an authorized officer of CCF, to the Secretary of the Company in person or by certified mail. Such notice shall state the name of the Clinician(s) to whom such assignment is made and the number of Shares being assigned, consistent with Exhibit B. The effect of any such assignment will be as if, on the date hereof, the Company had executed a non qualified stock option agreement in the same form as this Option, granting the right to purchase the assigned Shares to the Clinician(s) to whom the assignment was made. Each such assignment hereunder by CCF shall reduce the total number of Shares that may be purchased by CCF under this Option.

     2. Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to CCF or the Clinicians.


     3. Exercise Price. This exercise price is $1.50 for each share of Common Stock.


     4. Exercise of Option. Subject to Section 7 hereof, this Option shall be exercisable during its term as follows:

     (i) Right to Exercise. This Option may be exercised in one or more tranches at any time from the date hereof through the tenth anniversary hereof. This Option may not be exercised for a fraction of a share.

     (ii) Method of Exercise. This Option shall be exercisable from time to time by written notice which shall state the number of Shares in respect of which this Option is being exercised. Such written notice shall be signed by an authorized officer of CCF or a Clinician, as the case may be, and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.





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           (iii) Number of Shares Exercisable. Each exercise of this Option hereunder shall reduce the total number of Shares that may thereafter be purchased under this Option.

     5. Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, an authorized officer of CCF or a Clinician, as the case may be, shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company its or his Investment Representation Statement in the form attached hereto as Exhibit A.

     6. Method of Pennant. Payment of the exercise price shall be by cash or check.

     7. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require CCF or a Clinician, as the case may be, to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     8. Non-Transferability of Option. Except as permitted by Section 1 hereof, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of by CCF or a Clinician in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Clinician only by him. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of CCF and the Clinicians.

DATE OF GRANT:      August 19, 1994

                                     APACHE Medical Systems, Inc.
                                     a Delaware corporation


                                     By:    /s/ BRION UMIDI
                                        ---------------------------
                                            Brion Umidi
                                            Vice President

                                     By:    /s/ ELIZABETH A. DRAPER
                                        ---------------------------
                                            Elizabeth A. Draper
                                            Secretary



                                     APPROVED AS TO FORM
                                        CCF-Office of
                                       General Counsel
                                     By   [SIGNATURE ILLEGIBLE]
                                       -------------------------
                                     Date   8/19/94
                                          ----------------------
Agreed to this l9th day of
August, 1994

Cleveland Clinic Foundation

By:  /s/ FLOYD D. LOOP
   ------------------------
     Floyd D. Loop, M.D.
     Executive Vice President


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                                                                       Exhibit A



                      INVESTMENT REPRESENTATION STATEMENT





PURCHASER:        [CCF] or [Name of Clinician]

SELLER:           APACHE MEDICAL SYSTEMS, INC.

COMPANY:          APACHE MEDICAL SYSTEMS, INC.

SECURITY:         COMMON STOCK

AMOUNT:           [Insert number of Shares exercised.]

DATE:             [Insert date of exercise.]


In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company, the following:

     (a) [The Purchaser is] [I am] aware of the Company's business affairs and financial condition, and [has] [have] acquired all such information about the Company as [it] [I] deem[s] necessary and appropriate to enable [it] [me] to reach an informed and knowledgeable decision to acquire the Securities. [The Purchaser is] [I am] purchasing these Securities for [its] [my] own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").



     (b) [The Purchaser] [I] understand[s] that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of [its] [my] investment intent as expressed herein.



     (c) [The Purchaser] [I] further understand[s] that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. [The Purchaser is] [I am] able, without impairing [its] [my] financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on [its] [my] investment. [The Purchaser] [I] understand[s] that the Company is under no obligation to [it] [me] to register the Securities. In addition, [the Purchaser] [I] understand[s] that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered such registration is not required in the option of counsel for the Company.



     (d) [The Purchaser is] [I am] familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including,





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among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three (3) years the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

     (e) [The Purchaser] [I] further understand[s] that at the time [it] [I] wish[es] to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, [it] [I] would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. [It] [I] understand[s] that the Company is under no obligation to [it] [me] to make Rule 144 available.

     (f) [The Purchaser] [I] further understand[s] that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available from such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                            Signature of Purchaser:
                                            [Insert typed name of CCF/Clinician]

Date:      [Insert date of execution by CCF/Clinician]





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                                                                      EXHIBIT B




                           OPTIONS TO BE DISTRIBUTED
                                 TO CLINICIANS



     Name                                   Number of Options
F. George Estafanous, M.D.                  28,200

Thomas L. Higgins, M.D.                     28,200

 Norman J. Starr, M.D                        9,400





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